                                        UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          Form 8-K

                                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                Date of Report: May 21, 2001

                                   Medix Resources, Inc.
                   (Exact name of registrant as specified in its charter)

      Colorado                      0-24768                       84-1123311
(State of other jurisdiction      (Commission)                   (IRS Employer
      of incorporation)            File Number)                 Identification No.)

      305 Madison Avenue, Suite 2033, New York, New York            10165
               (Address of principal executive offices)           (Zip Code)

             Registrant's telephone number, including area code: (303) 741-2045

Item 5. Other Events.   Press release announcing appointment of Louis E. Hyman as
                                permanent Chief Technology Officer

      Exhibits
                      Exhibit 99.1 - Copy of the Press Release

                                         SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      MEDIX RESOURCES, INC.

May 21, 2001                                          By:/s/Gary L. Smith
                                                           Gary L. Smith,
                                                            Executive Vice President
                                                            and Chief Financial Officer